UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2006

Mercury Interactive Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22350	77-0224776
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

379 North Whisman Road, Mountain View, California 94043

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, Including Area Code)

(650) 603-5200

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 241.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Mercury Interactive Corporation (the “Company”) (OTC: MERQ) previously announced that it was soliciting consents from the holders of its $300 million aggregate principal amount of 4.75% Convertible Subordinated Notes due 2007 (the “2007 Notes”) and from the holders of its $500 million aggregate principal amount of Zero Coupon Senior Convertible Notes due 2008 (the “2008 Notes”). In each case, the Company was requesting a waiver, until the stated maturity of the 2007 Notes and the 2008 Notes, as applicable (the “Waivers”), of any default or event of default under the terms of the Indentures governing such notes arising from the Company not meeting its requirement to timely file with the Securities and Exchange Commission and with the trustee of such notes, those reports required to be filed under the Securities Exchange Act of 1934. On May 4, 2006, the Company issued a press release announcing that as of 5:00 p.m. Pacific time on May 3, 2006, the holders of a majority of each of the 2007 Notes and the 2008 Notes had consented to the Waivers and that the consent solicitation period was closed and the Waivers have become effective. A copy of the press release, dated as of May 4, 2006, is furnished as Exhibit 99.1 to this Current Report and is incorporated herein in its entirety.

In connection with the Waivers, the Company will amend the indentures governing the 2007 Notes and the 2008 Notes. The form of Second Supplemental Indenture relating to the 2007 Notes and the form of Second Supplemental Indenture relating to the 2008 Notes are attached hereto as Exhibits 10.56 and 10.57 to this Current Report, respectively, and incorporated herein in their entirety.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished herewith:

99.1	Press release dated May 4, 2006*

The following exhibits are filed herewith:

10.56	Form of Second Supplemental Indenture between the Company and U.S. Bank National Association relating to the 4.75% Convertible Subordinated Notes due 2007

10.57	Form of Second Supplemental Indenture between the Company and U.S. Bank National Association relating to the Zero Coupon Senior Convertible Notes due 2008

*	Exhibit 99.1 is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2006	MERCURY INTERACTIVE CORPORATION

	By:	/s/ David J. Murphy
	Name:	David J. Murphy
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

The following exhibits are furnished or filed herewith:

99.1	Press release dated May 4, 2006*

10.56	Form of Second Supplemental Indenture between the Company and U.S. Bank National Association relating to the 4.75% Convertible Subordinated Notes due 2007

10.57	Form of Second Supplemental Indenture between the Company and U.S. Bank National Association relating to the Zero Coupon Senior Convertible Notes due 2008

*	Exhibits 99.1 is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.